COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
11.	COMMITMENTS AND CONTINGENCIES

(a)	The Group leases premises under various operating leases which do not contain any renewal or escalation clauses. Rental expense under operating leases was $1,356, $1,230 and $1,301 for the years ended March 31, 2010, 2011 and 2012, respectively.

As of March 31, 2012, the Group is committed under operating leases requiring minimum lease payments as follows:

$
Year ending March 31,
2013	976
2014	53
1,029

(b)	The Group had a total capital commitment of $45 and $54 for receiving consulting services as of March 31, 2011 and 2012. The capital commitment as of March 31, 2012 is expected to be disbursed during the year ending March 31, 2013.

(c)	The Operating Agreements in Long Hua and Pinghu have been extended to March 31, 2016 and March 31, 2020, respectively in fiscal year 2008, while the Operating Agreements in Pinghu with a China company was subsequently retired by mutual consent of both the Group and the China company in fiscal year 2010. Pursuant to the Operating Agreements, the Group is not subject to certain rules and regulations that would be imposed on entities which are considered under China law to be doing business in China by utilizing other business structures such as joint ventures or wholly owned subsidiaries organized in China. Should there be any adverse change in the Group's dealings with the BFDC and LFDL or should the local or federal government change the rules under which the Group currently operates, all of the Group's operations and assets could be jeopardized. The manufacturing operation in Pinghu was closed in January 2010.

In addition, transactions between the Group and the BFDC and LFDL are on terms different in certain respects from those contained in the Operating Agreements. There can be no assurance that the BFDC and LFDL will not insist upon a change in the current practices so as to require adherence to the terms of the Operating Agreements, which the Group considers less favorable to it than the practices currently in effect, or that the Group or BFDC and LFDL may not be required to do so by the Ministry of Foreign Trade and Economic Co-operation of China and other relevant authorities. There can also be no assurances that the Group will be able to negotiate extensions and further supplements to any of the Operating Agreements or that the Group will be able to continue its operations in China. If the Group were required to adhere to the terms of the Operating Agreements, the Group's business and results of operations could be materially and adversely affected.

However, as part of the reorganization that being taken place in April 2011, the Group had transformed and transferred the manufacturing activities of Nissin HK to Nissin Shenzhen in November 2011 and it is currently terminating the principal BFDC Agreement of Nissin HK, despite such Agreement will be expired in 2016. Hi-lite will continue to operate in accordance with its BFDC Agreement until its BFDC Agreement is terminated by the local government authorities. Hi-lite was informed by the local government authorities that, despite the 2016 expiration dates, Hi-lite could no longer operate under the BFDC Agreement after June 30, 2012.

(d)	Several of Nissin Shenzhen employees made claims for labour injury against the Group to the People's Court in Shenzhen of China on March 1, 2012. The Group is expecting for favorable court decisions and thus no provision has been made as of March 31, 2012. As of March 31, 2010 and 2011, the Group did not have any claims made by employees of subsidiaries.